                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:
         /X /    Preliminary Information Statement
         /  /    Definitive Information Statement

                         GLOBAL BUSINESS RESOURCES, INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment  of Filing Fee (Check the appropriate box):

          /X/ No fee required.

         / / Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and
0-11.

          1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.0001 per share

          2) Aggregate number of securities to which transaction applies:

                     9,945,000 shares of Common Stock

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form,  Schedule or  Registration  Statement No.:
         3) Filing Party:
         4) Date Filed:


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




                         GLOBAL BUSINESS RESOURCES, INC.
                           One Boca Place, Suite 112E
                               Boca Raton, Florida
                                  (561)981-8210
                    Notice of Written Consent of Stockholders
                                 April ___, 2003

Stockholders of GLOBAL BUSINESS RESOURCES, INC.:

         This Information Statement is circulated to advise the stockholders of action already approved by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

         The actions to be effective twenty days after the mailing of this Information Statement are as follows:

         1. effect a 1-for-25 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares; and

         2. authorize the spin out of all our shares of Global Business Resources, Inc., a Florida corporation, our wholly owned subsidiary, as a dividend, pro-rata to our current shareholders.



     Attached hereto for your review is an Information Statement relating to the above-described actions.

                                           By Order of the Board of Directors,

                                           /s/ Peter Goldstein
                                           Peter Goldstein, Director
April __,  2003
Boca Raton, Florida

                        GLOBAL BUSINESS RESOURCES, INC.

                              INFORMATION STATEMENT

This Information Statement, which is being mailed to stockholders on or about April __, 2003, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Global Business Resources, Inc. (the "Company"). Global Business Resources, Inc , a Delaware corporation, for use in connection with certain actions to be taken by the written consent by the holders of the majority of the outstanding voting capital stock of the Company. The actions to be taken pursuant to the written consent shall be effective on or about May ______, 2003, twenty days after the mailing of this Information Statement.

            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

         NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders. The following actions will be effective on or about May ______, 2003:

         1. effect a 1-for-25 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares; and

         2. authorize the spin out of all our shares of Global Business Resources, Inc., a Florida corporation, our wholly owned subsidiary, as a dividend, pro-rata to our current shareholders.


                       THE APPROXIMATE DATE OF MAILING OF
                   THIS INFORMATION STATEMENT IS MAY ___, 2003

            Stockholders of record at the close of business on April ____, 2003 (the "Record Date") are entitled to notice of the action to be effective on or about May _____, 2003. As of the Record Date, our authorized capitalization consisted of 50,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), of which 9,945,000 were issued and outstanding and 10,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"), of which none were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the stockholders. We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on May ____, 2003.

         This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law.

      Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the reverse stock split or the spin out of Global Business Resources, Inc., Florida corporation.


                   CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company.

ABOUT OUR COMPANY

         We were formed to provide management consulting services to a broad range of small and medium sized businesses that enables our clients to effectively increase profitability as well as advance the development of their businesses. Our business is focused on business and strategic planning for small to medium sized businesses. Once we determine a viable strategic plan for our clients, we design, develop and implement systems to improve the efficiencies and profitability of our client. After creating an initial strategy, we design and develop objectives that can be adapted over time to meet our clients' evolving needs. We also assist our clients in implementing these strategies by linking the objectives with varied controls and systems and deploying the applications. We refer to the strategies that we develop and implement through our consulting services as "solutions" because our clients use these services to solve business problems and achieve business goals.

HOW WE ARE ORGANIZED

         We were incorporated in Delaware on October 20, 2000. We are authorized to issue two classes of capital stock, which are common stock and preferred stock. Our total authorized common stock is 50,000,000 shares, $0.0001 par value. Our total authorized preferred stock is 10,000,000 shares, $0.0001 par value. We currently have 9,945,000 common shares outstanding and no preferred shares outstanding.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

         We were recently approved to trade on the OTC Bulletin Board under the symbol "GBSR" Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service. To date, there have been no trades of our common stock.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

            The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the acquisition of another business with the ultimate goal of establishing a more liquid public market for its common stock. In order to facilitate such a transaction, the Board has determined that the capitalization structure of the Company should be simplified and the assets and liabilities removed. No assurances can be given such an acquisition will be achieved.

         Accordingly,   it  was  the  Board's  opinion  that  the  restructuring
transactions described above would better position the Company to attract a potential business candidate and provide the stockholders of the Company with the greatest potential return. The Board approved the above actions on April _____, 2003 and stockholders holding a voting majority of the outstanding voting capital stock of the Company approved the above actions on April _____, 2003.


                               ACTIONS TO BE TAKEN

         This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

                  DECREASE THE NUMBER OF ISSUED AND OUTSTANDING
                           SHARES OF OUR COMMON STOCK


GENERAL

         The Board approved resolutions to effect a one-for-twenty five reverse stock split. Under this reverse stock split each twenty shares of our Common Stock will be converted automatically into one share of Common Stock. To avoid the issuance of fractional shares of Common Stock,. an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50.
.. The effective date of the reverse stock split will be May _____, 2003.

         PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE CANCELLATION OR ISSUANCE OF SHARES BASED ON FRACTIONAL SHARES.


PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

         The Board of Directors believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates. The Board of Directors had proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

            When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. For example, a company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that that company declares a 1 for 25 reverse stock split. After the reverse split, that company will have 1/25 as many shares outstanding or 400,000 shares outstanding. The stock will have a market price of $0.25. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 400 share at $.25 after the split. In either case, his stock will be worth $100. He's no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

         We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

         The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, stockholders will receive a cash payment equal to the fair market value of the common stock multiplied by their fractional share interest, and the fractional share will be cancelled.

         The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 9,945,000 shares as of April ___, 2003 to approximately 397,800 shares (depending on the number of shares that are issued or cancelled based on the fractional shares). The number of authorized shares of Common Stock will not be affected.

         The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to up to one-twenty fifth of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

         The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the cancellation of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

         Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by twenty five). While we expect that the reverse split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

         The reverse split will become effective on May ____, 2003, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

         Our transfer agent, Corporate Stock Transfer, will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. Although our exchange agent will be responsible for exchanging stock certificates, the Company is responsible for the payment in lieu of fractional interests. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

      Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

         We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50.


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

To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to holders of a fractional share .50 or greater and cancel the fractional shares without issuing an additional shares to holders of a fractional share less than .50.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

SUMMARY OF REVERSE STOCK SPLIT
Below is a brief summary of the reverse stock split:

         o The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every twenty five pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

         o Stockholders of record of the Common Stock as of April _____, 2003 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 25 pre-split shares outstanding.

         o As a result of the reduction of the Common Stock the pre-split total of issued and outstanding shares of 9,945,000 shall be consolidated to a total of approximately 2,486,250 issued and outstanding shares (depending on the number of shares that are issued or cancelled based on fractional shares).

         o The Company's authorized number of common stock shall remain at 50,000,000 shares of the Common Stock. This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

       SPIN OFF OF GLOBAL BUSINESS RESOURCES, INC., A FLORIDA CORPORATION

         Despite the best efforts of management to realize potential contracts and develop new business, we sustained losses from operations during the twelve months ended December 31, 2002 of $112,408. Currently, our liabilities exceed our assets. As we have been unable to raise the required capital or develop our consulting business in its present form, it became apparent to current management that in order to maximize the value of our common stock and ultimately maximize stockholder value, we would have to position our company to divest ourselves of all of our operations in order to attract a new profitable business.

         The management has proposed and the majority of our shareholders have authorized the spin out of the shares of Global Business Resources, Inc., a Florida corporation, as a dividend pro rata to our shareholders of record. As a consequence of this action, Global Business Resources, Inc., a Florida corporation, our wholly owned operating entity will become a private corporation, with the ownership of Global Business Resources, Inc., a Florida

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

corporation, being identical to the our current ownership. Our shareholders will retain their current interest in our company immediately after the spin out. However, without the association with Global Business Resources, Inc., a Florida corporation, management believes that a strategic partner may be more likely to invest or execute a business transaction with our company.

         Under applicable Delaware law, approval of the spin out requires the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The spin out was approved in writing by the holders of a majority of the shares of our then outstanding common stock in accordance with the provisions of Section 170 of the Delaware General Corporation Law.

         The completion of the transactions relating to the spin out is conditioned upon the filing with the Securities and Exchange Commission of this Information Statement. Therefore, the transactions relating to the spin out of Global Business Resources, Inc., a Florida corporation, is expected to be finalized 20 days after the mailing of this Information Statement to our stockholders.

         Stockholders of the Company who did not execute the written consent approving the Purchase Agreement have no rights to vote on the spin out of Global Business Resources, Inc., a Florida corporation. Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the spin out of Global Business Resources , Inc., a Florida corporation.

         The financial statements in our Form 10-KSB for the year ended December 31, 2002, indicate that we had a negative working capital. Based upon the structure of the spin out of Global Business Resources, Inc., a Florida corporation, immediately following the closing of the spin out, we will retain no assets and no business and will retain no liabilities except for possible liabilities with respect to certain heretofore unasserted claims against us. In light of the fact that subsequent to the completion of the spin out we will not have any business or tangible assets with which to generate revenue, we will not have any means to satisfy our liabilities or obligations unless and until we are able to raise additional capital or acquire a profitable business. While we have entered into negotiations with various potential candidates for a possible business acquisition, we do not presently have any such plans and there can be no assurance that raising any capital or acquiring a new business will be possible. If new capital should become available or a profitable business is acquired by us, the acquisition is likely to result in immediate and substantial dilution to our presently existing stockholders.

ABSENCE OF A FAIRNESS OPINION

         Our Board has not obtained a fairness opinion in connection with the spin out. The Board did not believe that obtaining such an opinion would be an appropriate use of corporate funds. Such an opinion is not required by Delaware General Corporation Law. However, the Board believes that the spin out of Global Business Resources, Inc., a Florida corporation, is in the best interests of our stockholders.

         Because of the absence of a fairness opinion, there will be no independent assurance from an expert that the consummation of spin out of Global Business Resources, Inc., a Florida corporation, is fair from a financial point of view to the stockholders of the Company.

REGULATORY APPROVALS

         Other than the filing and distribution of this Information Statement, no regulatory approvals are required for the spin out of Global Business Resources, Inc., a Florida corporation.

         This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

                           DESCRIPTION OF SECURITIES

         The following is a summary description of our capital stock and certain provisions of our certificate of incorporation and by-laws, copies of which have been incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. The following discussion is qualified in its entirety by reference to such exhibits.

GENERAL

         Our authorized capital stock consists of 50,000,000 shares of common stock, par value $.0001 per share and 10,000,000 shares of preferred stock, par value $.0001 per share, which may be divided into series and with the preferences, limitations and relative rights determined by our Board of Directors.

COMMON STOCK

         The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our certificate of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.

DELAWARE BUSINESS COMBINATION PROVISIONS

         We are governed by the provisions of Section 203 of the Delaware General Corporation Law. In general, this statute prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder unless:

         o prior to the date at which the stockholder became an interested stockholder, the Board of Directors approved either the business combination or the transaction in which the person became an interested stockholder;

         o the stockholder acquired more than 85% of the outstanding voting stock of the corporation (excluding shares held by directors who are officers and shares held in certain employee stock plans) upon consummation of the transaction in which the stockholder became an interested stockholder; or

         o the business combination is approved by the Board of Directors and by at least 66-2/3% of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder) at a meeting of stockholders (and not by written consent) held on or after the date such stockholder became an interested stockholder.

         An "interested stockholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) 15% or more of the corporation's voting stock. Section 203 defines a "business combination" to include, without limitation, mergers, consolidations, stock sales and asset-based transactions and other transactions resulting in a financial benefit to the interested stockholder.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth the age and position held by our sole director and sole executive officer as of the date of this prospectus:

NAME                             AGE    POSITIONS AND OFFICES HELD

PETER GOLDSTEIN                  40    Chairman, President CEO and Director

PETER J. GOLDSTEIN has been our Chairman of the Board, President, CEO and our sole director since our inception in 1996. In such capacity, Mr. Goldstein spends at least forty hours per week on our business and will continue to work full time in the future. Mr. Goldstein provides essential professional business consulting services for small to medium sized entrepreneurial companies. Mr. Goldstein was a partner in GreenGold International Corporation from 1998 to 2000, a management consulting firm headquartered in Miami, Florida. GreenGold is a business consulting company specializing in business analysis, strategic planning and corporate re-engineering of small to mid-sized companies. While employed by us, Mr. Goldstein attended the University of Miami from 1996 to 1998 during which time he earned a Masters of Business Administration degree in International Business. Mr. Goldstein is also the sole partner and owner of Goldco Properties Ltd. which is an investment holding company which Mr. Goldstein owns to manage his investments. Peter Goldstein is also the beneficial owner, through the holdings of his wife, Shelly Goldstein, of a number of companies which may be deemed "shell companies." Through the use of such companies, Mr. Goldstein has assisted both some of our clients as well as third parties in going public by conducting reverse acquisitions. On January 8, 2001, one of Mr. Goldstein's companies, Focus Financial Inc., effectuated a reverse merger with The National Companies Inc., one of our clients. On March 2, 2001 one of our clients Equity Management Partners LLC was merged into Technology Ventures Group, Inc., another one of Mr. Goldstein's companies. On May 1, 2002, one of our clients, Teda Hotels Management Limited, was merged into one of Mr. Goldstein's companies, Gaige Financial Group, Inc. In addition, on March 17, 2000, Mr. Goldstein merged in another one of his companies, Provence Capital Corporation with an independent third party, Precom Technology Inc. Mr. Goldstein also has the following additional "shell" companies: Warrensburg Enterprises, Inc. and Baxter Capital Company, Inc. At this time, neither of these companies have entered into a merger agreement with one of our clients or an independent third party. Black Diamond Industries, Inc., another "shell" company owned by Mr. Goldstein, recently merged with DDS Holdings, Inc. an independent third party who was not one of our clients. Mr. Goldstein is also an officer, director and stockholder of a number of inactive companies which may require Mr. Goldstein's active participation in the future. He also has investment holdings in other private and public companies which do not require Mr. Goldstein's active participation.

                                BOARD COMMITTEES

Our Board has established no committees. Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, Mr. Goldstein comprising all of the Company's executive officers, directors and greater than 10% beneficial owners of its common Stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.

                             EXECUTIVE COMPENSATION

The following sets forth the cash and non-cash compensation paid by the Company to its Chief Executive Officer and all other executive officers for services rendered.

COMPENSATION OF DIRECTORS / EXECUTIVE COMPENSATION

         Our directors will not receive compensation for services on our board of directors or any board committees, but directors may be reimbursed for certain expenses in connection with attendance at our board and committee meetings.

         Peter Goldstein received 1,965,000 shares of our common stock as founder's shares. Although there are no employment agreements in place, he was paid compensation based upon adequate cash flow derived from our consulting revenues. In 2001, he received $54,000 and he received a total salary of $45,554 for the year ended December 31, 2002. Peter Goldstein also received compensation from us of 100,000 shares of National Companies, Inc. in 2001.

                               STOCK OPTION PLANS

We have not adopted any stock option plans as of the filing of this Information Statement.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of April ____, 2003, the Record Date, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock. This does not include shares of preferred stock converted into common shares subsequent to the Record Date.

         All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

TITLE OF CLASS                    NAME AND ADDRESS                NUMBER OF TOTAL SHARES         % OF OWNERSHIP
---------------                   -----------------               -----------------------        --------------
                                    OF BENEFICIAL
                                    -------------
                                        OWNER
                                        -----

Common Stock,         Peter Goldstein                                    8,965,000                   90.01%
$.0001 Par Value      22154 Martella Avenue
                      Boca Raton, Florida 33433

Common Stock,         All Directors, Officers                            8,965,000                   90.01%
$.0001 Par Value      and 5% Stockholders as a  Group



                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 102(b)(7) of the Delaware General Corporation Law enables a corporation in its original certificate of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

         o for any breach of a director's duty of loyalty to the corporation or its stockholders;

         o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         o pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

         o for any transaction from which a director derived an improper personal benefit.

         Our certificate of incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the Delaware General Corporation Law.

         Section 145 of the Delaware General Corporation Law provides, in summary, that directors and officers of Delaware corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided, that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Our bylaws entitle our officers and directors to indemnification to the fullest extent permitted by the Delaware General Corporation Law.

         We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2002, (b) the ability to complete the spin out of Global Business Resources, Inc. a Florida corporation, and (c) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

         If you have any questions about the actions described above, you may contact Gregg E. Jaclin, Anslow & Jaclin, LLP, 4400 Route 9, 2nd Floor, Freehold, New Jersey 07228.

         We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549.
Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

         We filed our annual report for the fiscal year ended December 31, 2002 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to Gregg E. Jaclin, Anslow & Jaclin, LLP, 4400 Route 9, 2nd Floor, Freehold, New Jersey 07228. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      INFORMATION INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

         Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

         All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT

         The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

         Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /S/ PETER GOLDSTEIN
                                    -----------------------------------
                                    Peter Goldstein, Director
April __,  2003
Boca Raton, Florida